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                            ADMINISTRATION AGREEMENT

                                      among

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1,

                                   as Issuer,

                           PREMIER AUTO FINANCE, INC.,

                                as Administrator

                         DEALER AUTO RECEIVABLES CORP.,

                                  as Depositor,

                                       and

                              ____________________

                              as Indenture Trustee

                           Dated as of _________, 2000


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


                                TABLE OF CONTENTS


SECTION 1. DUTIES OF THE ADMINISTRATOR.........................................................................3

SECTION 2. RECORDS.............................................................................................8

SECTION 3. COMPENSATION........................................................................................8

SECTION 4. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER................................................8

SECTION 5. INDEPENDENCE OF THE ADMINISTRATOR...................................................................8

SECTION 6. NO JOINT VENTURE....................................................................................8

SECTION 7. OTHER ACTIVITIES OF ADMINISTRATOR...................................................................9

SECTION 8. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR.........................................9

SECTION 9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL....................................................10

SECTION 10. NOTICES...........................................................................................10

SECTION 11. AMENDMENTS........................................................................................11

SECTION 12. SUCCESSORS AND ASSIGNS............................................................................12

SECTION 13. GOVERNING LAW.....................................................................................12

SECTION 14. HEADINGS..........................................................................................13

SECTION 15. COUNTERPARTS......................................................................................13

SECTION 16. SEVERABILITY......................................................................................13

SECTION 17. NOT APPLICABLE TO PREMIER AUTO FINANCE, INC. IN OTHER CAPACITIES..................................13

SECTION 18. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE....................................13

SECTION 19. THIRD-PARTY BENEFICIARY...........................................................................13

SECTION 19. THIRD-PARTY BENEFICIARY...........................................................................14


        This Administration Agreement (the "AGREEMENT"), dated as of ___________, 2000, is by and among Dealer Auto Receivables Owner Trust 2000-1 (the "ISSUER"), Premier Auto Finance, Inc., in its capacity as administrator, (the "ADMINISTRATOR"), Dealer Auto Receivables Corp. (the "DEPOSITOR") and The Bank of New York, not in its individual capacity but solely as Indenture Trustee (together with its successors and assigns, the "INDENTURE TRUSTEE").

                              W I T N E S S E T H:

         WHEREAS, the Issuer is issuing _____% Dealer Auto Receivables Asset-Backed, Class A-1 Notes, ____% Dealer Auto Receivables Asset-Backed, Class A-2 Notes, ____% Dealer Auto Receivables Asset-Backed, Class A-3 Notes, and ____% Dealer Auto Receivables Asset-Backed, Class B Notes (collectively, the "NOTES") pursuant to the Indenture, dated as of the date hereof (the "INDENTURE"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture) and the ___% Asset Backed Certificates pursuant to the Trust Agreement (the "TRUST AGREEMENT") dated as of the date hereof between the Depositor and The Bank of New York, as owner trustee (the "OWNER TRUSTEE");

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including (i) a Sale and Servicing Agreement, dated as of the date hereof (the "SALE AND SERVICING AGREEMENT"), among the Issuer, The Bank of New York, not in its individual capacity but as Indenture Trustee, the Depositor and Premier Auto Finance, Inc., as servicer (in such capacity, the "SERVICER"), and (ii) the Indenture (collectively referred to hereinafter as the "TRANSACTION DOCUMENTS");

         WHEREAS, pursuant to the Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the "COLLATERAL") and (ii) the Certificates (the registered holders of the Certificates being referred to herein as the "OWNERS");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREAFTER, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DUTIES OF THE ADMINISTRATOR.

         (a)      Duties with respect to the Indenture.

                  The Administrator agrees to perform all its duties as Administrator under the Transaction Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                  (A) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (SECTION 2.02);

                  (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (SECTION 2.04);

                  (C) the notification of Noteholders of the final principal payment on their Notes (SECTION 2.07(b));

                  (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (SECTION 2.12);

                  (E) the maintenance of an office in the City of New York, New York, for registration of transfer or exchange of Notes (SECTION 3.02);

                  (F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (SECTION 3.03);

                  (G) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (SECTION 3.03);

                  (H) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the collateral and each other instrument and agreement included in the Collateral (SECTION 3.04);

                  (I) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral other than as prepared by the Servicer (SECTION 3.05);

                  (J) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel and certain other statements as to compliance with the Indenture (SECTIONS 3.06 and 3.09);

                  (K) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (SECTION 3.07(b));

                  (L) the notification of the Indenture Trustee and each Rating Agency of a Servicer Default under the Sale and Servicing Agreement;

                  (M) the duty to cause the Servicer to comply with the Sale and Servicing Agreement (SECTION 3.14);

                  (N) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (SECTION 3.10(b) and SECTION 3.11(b));

                  (O) the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each Servicer Default by the Servicer under the Sale and Servicing Agreement (SECTION 3.18);

                  (P) the taking of such further actions as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture or to compel or secure the performance or observance by the Depositor or the Servicer of their respective obligations under the Sale and Servicing Agreement (SECTIONS 3.19 and 5.17);

                  (Q) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (SECTION 4.01);

                  (R) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (SECTION 5.04);

                  (S) provide the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be required to enable such Holder to prepare its United States federal and state and local income or franchise tax returns (SECTION 6.06);

                  (T) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (SECTION 6.08);

                  (U) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (SECTIONS 6.08 and 6.10);

                  (V) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (SECTION 7.01);

                  (W) the opening of one or more accounts in the Indenture Trustee's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (SECTIONS 8.02 and 8.03);

                  (X) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (SECTIONS
         8.04 and 8.05);

                  (Y) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (SECTIONS 9.01, 9.02 and 9.03);

                  (Z) the execution and delivery of new Notes conforming to any supplemental indenture (SECTION 9.06);

                  (AA) the duty to notify Noteholders of mandatory prepayment of the Notes or to cause the Indenture Trustee to provide such notification (SECTION 10.02);

                  (BB) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (SECTION 11.01(a));

                  (CC) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (SECTION 11.01(b));

                  (DD) the notification of the Rating Agencies, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to provide notification;

                  (EE) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (SECTION 11.06); and

                  (FF) the recording of the Indenture, if applicable (SECTION 11.14).

         (b)      ADDITIONAL DUTIES.

                  (i) In addition to the duties set forth in SECTION 1(a), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Transaction Documents or SECTION 5.05 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Transaction Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of EXHIBIT A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to SECTION 5, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

                  (ii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in SECTION 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in SECTION 5.05(a), (b), (c) and (d), the penultimate sentence of
         SECTION 5.05 and SECTION 5.06(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; PROVIDED, HOWEVER, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Owner to prepare its federal and state income tax returns.

                  (iv) The Administrator shall satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Issuer payable by the Administrator, a firm of independent public accountants (the "ACCOUNTANTS") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

                  (v) The Administrator shall perform the duties of the Administrator specified in SECTION 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

                  (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (c)      NON-MINISTERIAL MATTERS.

                  (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "NON-MINISTERIAL MATTERS" shall include, without limitation:

                  (A)      the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                  (C) the amendment, change or modification of the Transaction Documents;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E) the removal of the Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
         (A) make any payments to the Noteholders under the Transaction Documents, (B) sell the Collateral pursuant to clause (iv) of SECTION
         5.04 of the Indenture or (C) take any other action that the Issuer directs the Administrator not to take on its behalf.

         SECTION 2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee and the Indenture Trustee at any time during normal business hours.

         SECTION 3. COMPENSATION. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly fee which shall be solely an obligation of the Servicer and shall be agreeable to the Servicer and the Administrator.

         SECTION 4. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         SECTION 5. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         SECTION 6. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 7. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         SECTION 8. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

         (a) Subject to SECTION 8(d) and SECTION 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

         (b) Subject to SECTION 8(d) and SECTION 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (c) Subject to SECTION 8(d) and SECTION 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

         (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (e) The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (f) Subject to SECTION 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

         SECTION 9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to SECTION 8 or the resignation or removal of the Administrator pursuant to SECTION 8(a), (b) or (c) respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to SECTION 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to SECTION 8(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         SECTION 10. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

         (i)      If to the Administrator:

         Premier Auto Finance, Inc.
         230 West Monroe Street
         Chicago, Illinois 60606
         Attention:  Charles Bradford Wolfe
         Telecopier No.: _____________

         (ii)     If to the Depositor:

         Dealer Auto Receivables Corp.
         230 West Monroe Street
         Chicago, Illinois  60606
         Attention:  Charles Bradford Wolfe
         Telecopier No.: _____________

         (iii)    If to the Indenture Trustee:

         The Bank of New York
         [address]
         Attention: ____________________
         Telecopier No.: ________________

         (iv)     If to the Issuer or the Owner Trustee:

         [address]
         Attention: ____________________
         Telecopier No.: ________________

         Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11. AMENDMENTS. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be ambiguous or inconsistent with any other provision herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; PROVIDED,

HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Securityholder.

         (b) This Agreement may also be amended from time to time with the consent of the Owner Trustee and the Noteholders of more than 50% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes or Class A-3 Notes outstanding, with the consent of the Noteholders of more than 50% of the aggregate principal amount of the Class B Notes, or, if there are no Notes outstanding, the consent of Certificateholders of more than 50% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or Certificate, (y) change the interest rate on any Notes or Certificates which such change adversely affects the priority of payment of principal or interest made to the Noteholders or Certificateholders or (z) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders and Certificateholders then outstanding; and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any Class of Notes or Certificates to be qualified, reduced or withdrawn.

         (c) Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 14. HEADINGS. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         SECTION 15. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

         SECTION 16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 17. NOT APPLICABLE TO PREMIER AUTO FINANCE, INC. IN OTHER CAPACITIES. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY OBLIGATION PREMIER AUTO FINANCE, INC. MAY HAVE IN ANY OTHER CAPACITY.

         SECTION 18. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 19. THIRD-PARTY BENEFICIARY. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         SECTION 20. NO PETITION. (a) The Administrator will not at any time institute against the Issuer or the Depositor or join in any institution against the Issuer and the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          DEALER AUTO RECEIVABLES OWNER
                          TRUST 2000-1, as Issuer

                          By: [____________________], not in its
                              individual capacity but solely as Owner
                              Trustee

                          By:
                             ------------------------------------------
                                   Printed Name:
                                                ---------------------
                                   Title:
                                         ----------------------------

                          DEALER AUTO RECEIVABLES CORP.,
                          as Depositor

                          By:
                             ------------------------------------------
                                   Printed Name:
                                                ---------------------
                                   Title:
                                         ----------------------------

                          ____________________, not in
                          its individual capacity but solely as Indenture
                          Trustee

                          By:
                             ------------------------------------------
                                   Printed Name:
                                                ---------------------
                                   Title:
                                         ----------------------------

                          PREMIER AUTO FINANCE, INC.,
                          as Administrator

                          By:
                             ------------------------------------------
                                   Printed Name:
                                                ---------------------
                                   Title:
                                         ----------------------------

                                    EXHIBIT A

                            LIMITED POWER OF ATTORNEY



State of Illinois     )
                      )    SS.
County of Cook        )



         KNOW ALL PERSONS BY THESE PRESENTS, that [__________________], a New York banking corporation (the "OWNER TRUSTEE"), whose principal executive office is located at _____________, by and through its duly elected and authorized officer, ________________________, a ___________________, on behalf of itself and of Dealer Auto Receivables Owner Trust 2000-1 (the "TRUST") as Issuer under the Administration Agreement, dated as of _______________, 2000 (the "ADMINISTRATION AGREEMENT"), among the Trust, Dealer Auto Receivables Corp., The Bank of New York, as Indenture Trustee, and Premier Auto Finance, Inc., as Administrator, does hereby nominate, constitute and appoint Premier Auto Finance, Inc., a Delaware corporation, each of its officers from time to time and each of its employees authorized by it from time to time to act hereunder, jointly and each of them severally, together or acting alone, its true and lawful attorney-in-fact, for the Owner Trustee and the Issuer in their name, place and stead, in the sole discretion of such attorney-in-fact, to perform such calculations and prepare or cause the preparation by other appropriate persons of, and to execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Administration Agreement, and to take any and all other action, as such attorney-in-fact may deem necessary or desirable in accordance with the directions of the Owner Trustee and in connection with its duties as Administrator or successor Administrator under the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

         The Owner Trustee hereby ratifies and confirms the execution, delivery and performance (whether before or after the date hereof) of the above-mentioned documents, reports, filings, instruments, certificates and opinions, by the attorney-in-fact and all that the attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         The Owner Trustee hereby agrees that no person or other entity dealing with the attorney-in-fact shall be bound to inquire into such attorney-in-fact's power and authority hereunder and any such person or entity shall be fully protected in relying on such power of authority.

         This Limited Power of Attorney may not be assigned without the prior written consent of the Owner Trustee. It is effective immediately and will continue until it is revoked.

         This Limited Power of Attorney shall be governed and construed in accordance with the laws of the State of Illinois without reference to principles of conflicts of law.

         Executed as of this _____ day of ___________, 2000.



                                   [__________________], not in its individual
                                   capacity but solely as Owner Trustee


                                    By: _______________________________

                                        Printed Name: _______________________

                                        Title: ______________________________

                        CERTIFICATE OF ACKNOWLEDGMENT OF

                                  NOTARY PUBLIC



State of Delaware        )
                         )       SS.
County of New Castle     )


         On ____________, 2000 before me, ______________________________________
                                         [Here insert name and title of notary]
         personally appeared ________________________.

/ /      personally known to me, or

/ /      proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are

subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.



Signature: ________________________________________
                           [SEAL]